DIREXION SHARES ETF TRUST

Supplement dated March 6, 2020 to the
Statements of Additional Information (“SAI”)
for each series of the Direxion Shares ETF Trust (the “Trust”)

As of March 3, 2020, John A. Weisser is no longer an Independent Trustee of the Trust. Accordingly, all references to John A. Weisser are hereby removed from the Trust’s SAIs.
For more information, please contact the Fund at (833) 547-4417.

Please retain this Supplement with your SAI.